United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

MOTUS GI HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

You May Vote Your Proxy When You View The
Motus GI Holdings, Inc.	Material On The Internet. You Will Be Asked To
c/o Continental Proxy Services	Follow the Prompts To Vote Your Shares.
1 State Street, New York NY 10004

Motus GI Holdings, Inc.
1301 East Broward Boulevard, 3rd Floor
Ft. Lauderdale, FL 33301

NOTICE OF ANNUAL
MEETING OF
STOCKHOLDERS
to be held on
June 13, 2019

* Shareholders are cordially invited to attend the Annual Meeting and vote in person.
At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2019 Annual Meeting of Stockholders of Motus GI Holdings, Inc. will be held at the offices of Lowenstein Sandler LLP at 1251 Avenue Of The Americas, New York, NY 10020, on June 13, 2019, beginning at 9:00 AM (local time).

Proposals to be considered at the Annual Meeting:

(1)	To elect eight director nominees to serve as directors until the next annual meeting of stockholders;

(2)	To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

(3)	To consider any other matters that may properly come before the 2019 annual meeting.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposal 2.

Vote Your Proxy on the Internet:
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
http://www.cstproxy.com/motusgi/2019

Motus GI Holdings, Inc.
1301 East Broward Boulevard, 3rd Floor
Ft. Lauderdale, FL 33301

Important Notice Regarding the Availability Of Proxy Materials For
the 2019 Annual Meeting of Stockholders to Be Held On June 13, 2019

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/motusgi/2019

–	Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

–	the Company’s 2019 Proxy Statement.

–	Company’s Proxy Card.
–	Any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 6, 2019 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

If you need directions to the 2019 annual meeting, please contact the Company at 954-541-8000.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 954-541-8000

or

By e-mail at: andrew@motusgi.com

Please include the company name and your control number in the subject line.